Exhibit 10.9

                              EMPLOYMENT AGREEMENT

         AGREEMENT, dated as of the 15th day of March, 1999 by and between INTERNATIONAL DISPENSING CORPORATION, a Delaware corporation, with offices at 2500 Westchester Avenue, Suite 304, Purchase, New York 10577 (the "Company"), and GARY ALLANSON, an individual residing at 275 Longpoint Road, Crownsville, Maryland 21032 (the "Employee").

                              W I T N E S S E T H :

         WHEREAS, the parties desire to enter into this agreement to set forth the terms of the Employee's employment by the Company.

         NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the Company and the Employee mutually agree as follows:

         1.   EMPLOYMENT AND DUTIES.

              (a) EMPLOYMENT. The Company agrees to employ the Employee, and the Employee agrees to accept employment with the Company, on the terms and conditions hereinafter set forth.

              (b) SCOPE OF DUTIES. The Employee's title shall be President and Chief Executive Officer of the Company. The Employee shall render services solely for the benefit, and on behalf of the Company and its subsidiaries as directed by the Board of Directors of the Company. The Board of Directors of the Company shall have the power to determine the general and specific duties to be performed by the Employee and the means and the manner by which those duties shall be performed including, without limitation, that the Employee shall be responsible for overseeing the day to day operations of the Company, developing and executing a strategic plan for the Company and such other areas as the Employee and senior management deem appropriate. The Company shall use reasonable efforts to schedule an Annual Meeting of Stockholders to take place on or before September 30, 1999 and cause the Employee to be nominated for election as a director of the Company at such meeting.

              (c) EXCLUSIVE SERVICE. The Employee shall be required, and does hereby agree, to devote his full working time and attention to the duties imposed upon him under this Agreement. The Employee shall perform his duties in a diligent manner; shall not engage in activities which are or could be detrimental to the existing or future business of the Company; and shall observe and conform to all laws, customs and standards of business ethics and honest business practices.

              (d) PROFESSIONAL STANDARDS. Recognizing and acknowledging that it is essential for the protection and enhancement of the name and business of the Company and the good will pertaining thereto, the Employee shall perform his duties under this Agreement professionally and in accordance with the standards established by the Company from time to time; and the Employee shall not act, and shall refrain from acting, in any manner that could harm or tarnish the name, business or income of the Company or the good will pertaining thereto.

         2.   COMPENSATION.

              (a) BASE SALARY. For all services rendered by the Employee during the term of this Agreement, the Company shall pay the Employee an annual base salary of $240,000, payable in accordance with the Company's customary payment policies and periods.

              (b) BONUSES. The Employee shall be eligible to receive performance bonuses determined by the Board of Directors in its sole discretion.

              (c) STOCK OPTIONS. On the date hereof the Company has granted to the Employee non-qualified stock options under the Company's 1998 Stock Option Plan (the "Plan"). If the Company extends the term of this Agreement pursuant to
Section 7(b), then effective March 15, 2001 the Company shall grant to the Employee non-qualified stock options under the Plan (or any other stock option plan then in existence under which options may be granted to the Employee) to purchase an additional 100,000 shares. Certain of the terms of the options referred to in the preceding two sentences are set forth on Exhibit A hereto. The Employee shall also be eligible for additional awards of stock options under the Plan or otherwise. The granting of said options shall be within the sole discretion of the Board of Directors or the Committee thereof administering the Plan or any other option plan under which options may be granted to the Employee.

            (d)   FRINGE BENEFITS.

            (i) During the term of this Agreement, the Company at its sole cost shall provide to the Employee and the Employee's family, hospital, major medical and dental insurance.

            (ii) During the term of this Agreement and provided that the Employee is insurable, the Company shall obtain and pay the premiums on a term life insurance policy on the life of the Employee in the amount of $1,000,000, the beneficiary or beneficiaries of which shall be designated by the Employee.

            (iii) The  Company  may from time to time  provide  to, or  withdraw from, the Employee certain other fringe benefits. Nothing herein shall require the Company to adopt, maintain or continue any such fringe benefit.

              (e) VACATION. During the term of this Agreement, the Employee shall be entitled to a vacation of twenty (20) working days per year, which may be taken all at once or from time to time; provided, however, that (i) the Employee shall schedule such vacation time so as to mitigate the adverse effects to the Company of the Employee's absence; and (ii) the Employee shall give the Company at least thirty (30) days notice of consecutive vacation days in excess of five (5) to be taken by the Employee at any one time.

         3.   NON-COMPETITION.

              (a) In view of the Employee's knowledge of the trade secrets and other proprietary information relating to the business of the Company and its subsidiaries and their customers and dealers which the Employee has heretofore obtained and is expected to obtain during the term the Employee is employed under this Agreement (the "Employment Period"), and in consideration of the compensation to be received hereunder, the Employee agrees: (i) that he will not during the Employment Period Participate In (as such term hereinafter defined) any other business or organization if such business or organization now is or shall then be competing with or be of a nature similar to the business of the Company or its subsidiaries; and (ii) (A) for a period of two (2) years after the Termination Date (as defined in Section 7) due to a termination of this Agreement for Cause (as defined in Section 8(b)) or (B) for such period as the Company shall continue to pay to the Employee his salary and insurance benefits in accordance with Section 9(c) after a termination of the Employee's employment Without Cause (as defined in Section 8(c)), he will not in any geographic area in which the Company does business as of the Termination Date compete with or be engaged in the same business as, or Participate In any other business or organization which during such period competes with or is engaged in the same business as, the Company or its subsidiaries with respect to any service offered or activity engaged in up to the Termination Date, except that in each case the provisions of this Section 3 will not be deemed breached merely because the Employee owns not more than 2% of the outstanding common stock of a corporation, if, at the time of its acquisition by the Employee, such stock is listed on a national securities exchange, is reported on NASDAQ, or is regularly traded in the over-the-counter market by a member of a national securities exchange.

               (b)  The  term   "Participate   In"  shall  mean:   "directly  or
indirectly, for his own benefit or for, or through any other person, firm, or corporation, own, manage, operate, control, loan money to (provided, that an investment in debt instruments issued pursuant to an effective registration statement under the Securities Act shall not be deemed to be a loan), or participate in the ownership, management, operation, or control of, or be connected as a director, officer, employee, partner, consultant, agent, independent contractor, or otherwise with, or acquiesce in the use of his name in."

               (c) During the Employment Period and, in the case of the termination of the Employee's employment for Cause only, for a period of two (2) years after the Termination Date, the Employee will not directly or indirectly:

                 (i) reveal the name of, solicit, use or interfere with, or endeavor to entice away from the Company (or any of its subsidiaries) any of its customers, vendors or employees, or

                (ii) employ any person who, at any time up to the Termination Date, was an employee of the Company or its subsidiaries without the written consent of the Company.

               (d) The Employee agrees that the provisions of this Section 3 are necessary and reasonable to protect the Company in the conduct of its business. If any restriction contained in this Section 3 shall be deemed to be invalid, illegal, or unenforceable by reason of the extent, duration, or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope, or other provisions hereof, and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby.

          4. CONFIDENTIAL INFORMATION. All information which the Employee may now possess, may obtain during or after the Employment Period, or may create prior to the end of the Employment Period relating to the business of the Company or its subsidiaries or of any of their respective customers or vendors (collectively, the "Confidential Information") shall not be published, disclosed, or made accessible by him to any other person, firm or corporation either during or after the Employment Period or used by him except during the Employment Period in the business and for the benefit of the Company without the prior written consent of the Company. The Employee shall return all tangible evidence of such Confidential Information to the Company prior to or at the end of the Employment Period.

          5. RIGHTS OF THE COMPANY.

               (a) Any interest in copyrights, copyrightable works, developments, discoveries, designs and processes, patents, patent applications, inventions and technological innovations (collectively, "Inventions") which the Employee (i) owns, conceives of or develops, alone or with others, (A) relating to the business of the Company or its subsidiaries or any business in which the Company (or its subsidiaries) contemplates being engaged or (B) which anticipate research or development of the Company or its subsidiaries, or (ii) conceives of or develops utilizing the time, material, facilities or information of the Company or its subsidiaries, in either case during the Employment Period, shall belong to the Company.

               (b) As soon as the Employee owns, conceives of or develops any Invention, the Employee shall immediately communicate such fact in writing to the Board of Directors of the Company. Upon the request of the Company, the Employee shall, without further compensation but at the Company's expense (subject to clause (i) below) execute all such assignments and other documents (including applications for trademarks, copyrights and patents and assignments thereof) and take all such other action as the Company may reasonably request, including obtaining spousal consents or waivers, (i) to vest in the Company all right, title and interest of the Employee in and to such Inventions, free and clear of all liens, mortgages, security interests, pledges, charges and encumbrances (the Employee to take such action, at his expense, as is necessary to remove all such liens) and (ii) if patentable or copyrightable, to obtain patents or copyrights (including extensions and renewals) therefor in any and all jurisdictions in and outside the United States in the name of the Company or in such other name(s) as the Company shall determine.

          6. INSURANCE. The Employee agrees to submit to such medical examinations as may be reasonably required by the Company to enable the Company to obtain the term life insurance policy referred to in Section 2(d)(ii) and, at its option, key man life insurance on the life of the Employee in such amount and with such insurer as the Company may determine in its sole discretion.

          7. EMPLOYMENT PERIOD. (a) Unless extended in accordance with Section 7(b), the Employment Period shall commence on the date of this Agreement and shall continue for a term ending on March 14, 2001:

               (b) The Company may extend the term of this Agreement beyond March 14, 2001 for one or two more years at its sole option, by giving written notice to the Employee of such extension. Such notice shall be given not later than June 14, 2000 and shall state the new ending date of the term of this Agreement (either March 14, 2002 or March 14, 2003).

               (c) Notwithstanding Sections 7(a) and 7(b), the term of this Agreement shall end on the date on which any of the following events occur (the date the term of this Agreement ends as a result of the expiration of the term as provided in Sections 7(a) or 7(b) or the occurrence of the events set forth below is referred to as the "Termination Date");

               (i)    the death of the Employee;

               (ii)   the voluntary resignation of the Employee;

               (iii)  the   termination   by  the  Board  of  Directors  of  the
                      Employee's   employment  for  Disability  (as  hereinafter
                      defined);

               (iv)   the   termination   by  the  Board  of  Directors  of  the
                      Employee's  employment for Cause (as hereinafter defined);
                      or

               (v)    the   termination   by  the  Board  of  Directors  of  the
                      Employee's   employment   Without  Cause  (as  hereinafter
                      defined).

          8.   DEFINITIONS RELATING TO TERMINATION

               (a)    DISABILITY

                      The term "Disability" shall mean any physical or mental condition of the Employee which, in the reasonable discretion of the Board of Directors, after consultation with the Employee's physician, materially impairs the Employee's ability to render the services to be performed by him hereunder for a period of 90 consecutive days or for at least 120 days in any consecutive 180 day period.

               (b)    CAUSE

                      The term "Cause" shall mean the good faith finding by the Board of Directors of the Company upon resolution adopted by it of the existence of any one of the following:

        (i) The Employee's failure or refusal to perform specific written directives consistent with his duties and responsibilities as set forth in Section 1 hereof, which lack of performance is not cured within 15 days after written notice thereof or 30 days if at the 15th day and thereafter the Employee is diligently attempting to cure;

        (ii)   Excessive use of alcohol or the use of illegal drugs, interfering
               with  performance  of  the  Employee's   obligations  under  this
               Agreement;

        (iii) Conviction of a felony or of any crime involving moral turpitude or fraud;

        (iv) The commission by the Employee of an act of embezzlement or other similar act;

        (v) The commission by the Employee of any willful or intentional act which the Employee reasonably should have contemplated would have the effect of injuring the reputation, financial condition, business or business relationships of the Company and/or the Employee; or

        (vi) Any material breach (not covered by any of the clauses (i) through (v) hereof) of any of the provisions of this Agreement, if such breach is not cured within 30 days after written notice thereof to by the Board of Directors.

If the Employee terminates his employment with the Company other than for Good Reason (as hereinafter defined), the cessation of employment will be treated as a termination for Cause.

               (c)    WITHOUT CAUSE

                      The term "Without Cause" shall mean a determination of the

                      Board of Directors to terminate the Employee for any reason other than death, Disability or Cause.

               (d)    GOOD REASON

                      The term "Good Reason" shall mean (i) any removal of the Employee while he is employed hereunder from his position as an officer of the Company, except in connection with termination or suspension of the Employee's employment for death, Disability or Cause, (ii) a breach by the Company of any material provision of this Agreement or (iii) the voluntary resignation of the Employee within 90 days after the occurrence of a Change of Control (as defined in Section 8(e)).

               (e) CHANGE OF CONTROL.

               A "Change of Control" shall be deemed to have occurred if:

                      (i) any "person"  (as defined in Sections  13(d) and 14(d)
               of the Securities Exchange Act of 1994, as amended (the "Exchange Act") becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities;

                      (ii) there  shall  cease to be a majority  of the Board of
               Directors comprised as follows: individuals who on the date of this Agreement constitute the Board of Directors, the Employee and any new director(s) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at a majority of the directors then still in office who either were directors or whose election or nomination for election was previously so approved; or

                      (iii) the  stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          9.   EFFECT OF TERMINATION.

               (a) If the Employee's employment is terminated for Disability, for Cause or upon his death, the Employee or his estate shall be paid his Base Salary and other benefits hereunder through the Termination Date.

               (b) If the Employee terminates his employment by voluntarily resigning for Good Reason, the Employee shall be paid his Base Salary and other benefits through the date which is 180 days after the Termination Date.

               (c) If the Employee's employment is terminated Without Cause, the Company shall until the end of the term of this Agreement then in effect (either March 14, 2001, March 14, 2002 or March 14, 2003) continue to (i) pay the Employee his salary and (ii) provide the Employee and the Employee's family, hospital, major medical and dental insurance equivalent to the insurance provided on the Termination Date.

               (d) Irrespective of the basis for the termination of the Employee's employment, all benefits, if any, other than base salary, insurance (as described in Section 9(c)) and rights under stock options, shall cease as of the Termination Date, other than COBRA rights which shall continue to the extent provided thereunder.

          10. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or any breach or termination thereof, shall be settled by arbitration in New York, New York in accordance with the laws of the State of New York and rules then obtaining of the American Arbitration Association or any successor thereto. Within ten (10) days after a request for arbitration by one party to the other, the Company and the Employee shall each select one arbitrator. Within ten

(10) days after the second of such arbitrators has been selected, the two arbitrators thereby selected shall choose a third arbitrator who shall be the Chairman of the panel. If the first two arbitrators selected cannot agree upon a third arbitrator, the American Arbitration Association shall name the third arbitrator. The arbitration shall be held in New York, New York. The arbitrators may grant injunctions or other relief in such dispute or controversy. In the arbitration, the parties shall be entitled to pre-hearing discovery. The decision of the arbitrators shall be final, conclusive and binding on the parties to the arbitration. In connection with such arbitration and the enforcement of any award rendered as a result thereof, the parties hereto irrevocably consent to the personal jurisdiction of the federal and state courts located in New York, and further consent that any process or notice of motion or other application to the said Courts or judges thereof may be served inside or outside the State of New York by registered mail or personal service, provided a time period of at least twenty (20) days for appearance is allowed. Since a breach of the provisions of Sections 3, 4 and 5 may result in irreparable injury to the Company and may not adequately be compensated by money damages, the Company shall be entitled, in addition to any other right and remedy available to it, to an injunction issued by the foregoing courts or in the Arbitration proceeding restraining such breach or a threatened breach (and in either case no bond or other security shall be required in connection therewith) and the Employee hereby consents to the issuance of such injunction. This Section 10 shall survive the termination (by expiration or otherwise) of this Agreement.

          11. MODIFICATION. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

          12. NOTICES. Any notice or communication to be given hereunder by any party to the other shall be in writing and shall be deemed to have been given when personally delivered or transmitted by facsimile, or three (3) days after the date sent by registered or certified mail, postage prepaid, as follows:

               (a)    if to the Company, addressed to it at:

                      2500 Westchester Avenue
                      Suite 304
                      Purchase, New York 10577
                      Attention: Board of Directors

               with copies to:

                      Wolf, Block, Schorr and Solis-Cohen LLP
                      250 Park Avenue
                      New York, New York  10177
                      Attn: Martin R. Bring, Esq.

               (b) if to the Employee, addressed to him at:

                      275 Longpoint Road
                      Crownsville, Maryland 21032

or to such other persons or addresses as may be designated in writing by the party to receive such notice.

          13. WAIVER. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

          14. ASSIGNMENT. The Employee's rights and obligations under this Agreement shall not be transferable by assignment or otherwise. The Company may assign its rights and obligations hereunder to any of its subsidiaries or affiliates. The Company will provide notice of such assignment to the Employee.

          15. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the Employee and his heirs and personal representatives, and shall be binding upon and inure to the benefit of the Company and its successors and assigns.

          16. HEADINGS. The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

          17. JURISDICTION. The validity and interpretation of this Agreement shall be construed in accordance with and be governed by the laws of the State of New York.

          18. ATTORNEY'S FEES. If a legal action or other proceeding is brought for enforcement of this Agreement because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorney's fees and costs incurred, in addition to any other relief to which they may be entitled.

          19. SEVERABILITY. The provisions of this Agreement are severable and should any provision hereof be void, voidable or unenforceable under any applicable law, such void, voidable or unenforceable provision shall not affect or invalidate any other provision of this Agreement, which shall continue to govern the relative rights and duties of the parties as though the void, voidable or unenforceable provision were not a part hereof.

          20. SURVIVAL. All warranties, representations, indemnities, covenants and other agreements of the parties hereto shall survive the execution, delivery and termination of this Agreement and shall, notwithstanding the execution, delivery and termination of this Agreement, continue in full force and effect.

               21. ACKNOWLEDGMENT. The Employee specifically acknowledges that: the Employee has read and understands all of the terms of this Agreement; in executing this Agreement, the Employee does not rely on any inducements, agreements, promises or representations of the Company or any agent of the Company, other than the terms and conditions specifically set forth in this Agreement; the Employee has had an opportunity to consult with independent counsel with respect to the execution of this Agreement; and that the Employee has made such investigation of the facts pertaining to this Agreement and of all the matters pertaining hereto as he deems necessary.

               22.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two
counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement on the day and year first above written.

                              INTERNATIONAL DISPENSING CORPORATION

                              By: /s/ Jeffrey Lewenthal
                                  --------------------------
                                      Jeffrey Lewenthal
                                      Executive Vice President

                                  /s/ Gary Allanson
                                  --------------------------
                                      Gary Allanson

                                Terms of Options

Granted on the Date of this Agreement
-------------------------------------

Number of Shares:             400,000

Exercisability:               300,000  shares  are  exercisable  from and  after
                              March 15, 1999; the remaining 100,000 shares shall become exercisable from and after July 1, 2000.

Exercise Price:               The  average of high bid and low asked  prices per
                              share of the Company's Common Stock in the over-the-counter market on March 15, 1999.

Term of Options:              Seven  (7)  years  for  the  options  to  purchase
                              300,000 shares and ten (10) years for the options to purchase 100,000 shares.

Termination:                  The option will  terminate on the  termination  of
                              the Employee's employment with the Company for any
                              reason  provided  that,  except  in the  case of a
                              termination for Cause (in which case no portion of
                              the option may be exercised),  it may be exercised
                              within  three months after such date to the extent
                              exercisable on the date of termination,  or within
                              one  year  after  the  date  of   termination   of
                              employment  due  to  death  or  Disability  to the
                              extent   exercisable   on  the   date  of  such  a
                              termination.


To be Granted Effective March 15, 2001
if the Term of this Agreement is Extended
-----------------------------------------

Number of Shares:             100,000

Exercisability:               If the term of this  Agreement is extended by only
                              one  year,   then  all  100,000  shares  shall  be
                              exercisable from and after March 1, 2002; if the term of this Agreement is extended by two years, then 50,000 shall be exercisable from and after March 15, 2002 and the remaining 50,000 shares shall be exercisable from and after March 1, 2003.

Exercise Price:               The  average of the high bid and low asked  prices
                              per share of the Company's Common Stock in the principal market on which such stock is quoted or traded on March 15, 2001.

Term of Option:               Five (5) years

Termination:                  Same  as for  options  granted  on  date  of  this
                              Agreement.